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                        MAIL TO: SECRETARY OF STATE    | FOR OFFICE USE ONLY 003
                            CORPORATIONS SECTION       |
                          1560 BROADWAY, SUITE 200     |
                              DENVER, CO 80202         |
                               (303) 894-2251          |
                             FAX (303) 894-2242        |
MUST BE TYPED                                          -------------------------
FILING FEE: $10.00
MUST SUBMIT TWO COPIES
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                             STATEMENT OF CHANGE OF
PLEASE INCLUDE A TYPED        REGISTERED OFFICE OR
SELF ADDRESSED ENVELOPE     REGISTERED AGENT, OR BOTH

Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:


                                    COLORADO
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submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST:   The name of the corporation, limited partnership or limited liability company is:
                              QUALMARK CORPORATION
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SECOND:  Street address of current REGISTERED OFFICE is: 1329 WEST 121ST STREET,
                                                        -----------------------
DENVER, CO 80234
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                           (Include City, State, Zip)

         and if changed, the new street address
                                                -------------------------------
                                                  (Include City, State, Zip)

THIRD:   The name of its current REGISTERED AGENT is:       VERNON SETTLE
                                                      -------------------------
         and if changed, the new registered agent is:      ANTHONY SCALESE
                                                      -------------------------

       Signature of New Registered Agent  /s/      Anthony Scalese
                                         --------------------------------------

         Principal place of business  1329 WEST 121ST STREET, DENVER, CO 80234
                                     ------------------------------------------
                                                  (City, State, Zip)

The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

FOURTH: If changing the principal place of business address ONLY, the new address is
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                                Signature  /s/      Charles D. Johnston
                                          -------------------------------------
                                          Charles D. Johnston

                                Title PRESIDENT AND CHIEF EXECUTIVE OFFICER
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